Exhibit 10.2


October 19, 2001

Mr. Michael Umana
Chief Financial Officer
Saucony, Inc.
13 Centennial Drive
Peabody, MA 01960

Re: Amendment to Revolving Credit Agreement dated August 31, 1998 by and between State Street Bank and Trust Company, a Massachusetts trust company, as lender and Saucony, Inc. ("Saucony"), as borrower (the "Credit Agreement").

Dear Michael:

     This letter is to confirm that the Termination  Date (as defined in Section
1.1 of the Credit Agreement) shall be extended until December 1, 2001.

     Saucony agrees that the Credit Agreement and all documents executed in connection therewith or pursuant thereto remain in full force and effect after giving effect to this letter amendment to Credit Agreement.

     Please confirm that the foregoing correctly sets forth our agreement by signing and returning the duplicate copy of this letter agreement enclosed herewith.

                              Very truly yours,

                              STATE STREET BANK AND TRUST COMPANY


                             By: /s/ Jacqueline Kuss
                              Name: Jacqueline Kuss
                              Title: Vice President


BORROWER:

SAUCONY, INC.

By: /s/ Michael Umana
Name:  Michael Umana
Title:  Chief Financial Officer